Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Hong Liang Lu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of UTStarcom Inc. on Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of UTStarcom, Inc.

By:	/s/ Hong Liang Lu
Name:	Hong Liang Lu
Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to UTStarcom, Inc. and will be retained by UTStarcom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.